SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20349

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 19, 2006

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 19, 2006, The AES Corporation issued a press release setting forth its quarter financial results for the second and third quarter of 2005.  A copy of the release is furnished as Exhibit 99.1 to this report.

THE AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Quarter Ended June 30,		Quarter Ended September 30,		Nine Months Ended September 30,
($ in millions, except per share amounts)	2005	2004 (Restated)	2005	2004 (Restated)	2005	2004 (Restated)

Revenues	$2,668	$2,262	$2,782	$2,422	$8,113	$6,940
Cost of sales	(2,142)	(1,606)	(1,883)	(1,686)	(5,864)	(4,864)
GROSS MARGIN	526	656	899	736	2,249	2,076

General and administrative expenses	(45)	(42)	(49)	(40)	(143)	(130)
OPERATING INCOME	481	614	850	696	2,106	1,946

Interest expense	(475)	(470)	(450)	(478)	(1,392)	(1,449)
Interest income	93	70	97	52	280	191
Other nonoperating income (expense), net	67	1	(11)	(11)	41	(24)
Foreign currency transaction losses	(1)	(47)	(22)	(22)	(54)	(103)
Loss on sale of investments	—	—	—	(4)	—	(5)
Equity in earnings of affiliates	21	23	20	18	66	57
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	186	191	484	251	1,047	613

Income tax expense	(82)	(17)	(143)	(128)	(372)	(220)
Minority interest expense, net	(19)	(71)	(97)	(37)	(222)	(162)
INCOME FROM CONTINUING OPERATIONS	85	103	244	86	453	231

Loss from operations of discontinued components (net of income tax benefit of $0, $6, $0, $4, $0 and $8, respectively)	—	(29)	—	7	—	(48)
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	85	74	244	93	453	183

Cumulative effect of accounting change	—	—	—	—	—	—
NET INCOME	$85	$74	$244	$93	$453	$183

DILUTED EARNINGS PER SHARE
Income from continuing operations	$0.13	$0.16	$0.37	$0.13	$0.68	$0.36
Discontinued operations	—	(0.05)	—	0.01	—	(0.08)
Cumulative effect of accounting change	—	—	—	—	—	—
Total	$0.13	$0.11	$0.37	$0.14	$0.68	$0.28
Diluted weighted average shares outstanding (in millions)	663	645	677	653	664	645

Note: 2004 periods and nine months ended September 30, 2004 are restated.

THE AES CORPORATION

SEGMENT INFORMATION (unaudited)

	Quarter Ended June 30,		Quarter Ended September 30,		Nine Months Ended September 30,
($ in millions)	2005	2004 (Restated)	2005	2004 (Restated)	2005	2004 (Restated)

BUSINESS SEGMENTS

REVENUES
Regulated Utilities	$1,395	$1,146	$1,406	$1,251	$4,200	$3,542
Contract Generation	988	868	1,046	906	3,019	2,642
Competitive Supply	285	248	330	265	894	756
Total revenues	$2,668	$2,262	$2,782	$2,422	$8,113	$6,940

GROSS MARGIN
Regulated Utilities	$114	$278	$340	$301	$821	$841
Contract Generation	353	325	453	371	1,198	1,054
Competitive Supply	59	53	106	64	230	181
Total gross margin	$526	$656	$899	$736	$2,249	$2,076

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
Regulated Utilities	$87	$116	$195	$168	$511	$412
Contract Generation	212	199	348	197	813	580
Competitive Supply	49	39	86	44	187	140
Corporate	(162)	(163)	(145)	(158)	(464)	(519)
Total income before income taxes and minority interest	$186	$191	$484	$251	$1,047	$613

GEOGRAPHIC SEGMENTS

REVENUES
Latin America	$1,554	$1,217	$1,625	$1,327	$4,693	$3,730
North America	673	630	737	680	2,049	1,936
Europe/Middle East/Africa (EMEA)	374	356	360	365	1,158	1,084
Asia	67	59	60	50	213	190
Corporate	—	—	—	—	—	—
Total revenues	$2,668	$2,262	$2,782	$2,422	$8,113	$6,940

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
Latin America	$130	$106	$352	$159	$745	$385
North America	108	133	189	153	424	409
Europe/Middle East/Africa (EMEA)	91	95	69	81	277	273
Asia	19	20	19	16	65	65
Corporate	(162)	(163)	(145)	(158)	(464)	(519)
Total income before income taxes and minority interest	$186	$191	$484	$251	$1,047	$613

Note 1: 2004 periods and nine months ended September 30, 2004 are restated.

Note 2: Business and geographic segments have been changed. See June 30, 2005 10-Q for more details.

THE AES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	June 30,	September 30,	December 31,
($ in millions)	2005	2005	2004 (Restated)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,381	$1,164	$1,281
Restricted cash	408	373	395
Short term investments	104	271	268
Accounts receivable, net of reserves of $340, $320 and $303, respectively	1,650	1,770	1,575
Inventory	437	479	418
Receivable from affiliates	5	5	8
Deferred income taxes - current	348	350	218
Prepaid expenses	111	148	87
Other current assets	892	846	736
Total current assets	5,336	5,406	4,986

PROPERTY, PLANT AND EQUIPMENT
Land	850	880	788
Electric generation and distribution assets	22,367	22,665	21,729
Accumulated depreciation and amortization	(5,783)	(6,041)	(5,259)
Construction in progress	1,118	1,262	919
Property, plant and equipment, net	18,552	18,766	18,177

OTHER ASSETS
Deferred financing costs, net	315	318	343
Investment in and advances to affiliates	695	707	655
Debt service reserves and other deposits	634	653	737
Goodwill, net	1,454	1,449	1,419
Deferred income taxes - noncurrent	759	761	774
Other assets	1,635	1,588	1,832
Total other assets	5,492	5,476	5,760
TOTAL ASSETS	$29,380	$29,648	$28,923

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,094	$1,063	$1,142
Accrued interest	354	498	335
Accrued and other liabilities	2,005	2,136	1,656
Recourse debt-current portion	145	1	142
Non-recourse debt-current portion	1,771	1,606	1,619
Total current liabilities	5,369	5,304	4,894

LONG-TERM LIABILITIES
Non-recourse debt	11,441	11,454	11,817
Recourse debt	4,888	4,885	5,010
Deferred income taxes	772	770	685
Pension liabilities	933	929	891
Other long-term liabilities	3,319	3,368	3,375
Total long-term liabilities	21,353	21,406	21,778

Minority Interest	1,430	1,517	1,279

STOCKHOLDERS’ EQUITY
Common stock	7	7	7
Additional paid-in capital	6,473	6,484	6,423
Accumulated deficit	(1,606)	(1,362)	(1,815)
Accumulated other comprehensive loss	(3,646)	(3,708)	(3,643)
Total stockholders’ equity	1,228	1,421	972
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$29,380	$29,648	$28,923

Note: December 31, 2004 period has been restated.

THE AES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (2) (unaudited)

	Six Months Ended June 30,		Nine Months Ended September 30,
($ in millions)	2005	2004 (Restated)	2005	2004 (Restated)

OPERATING ACTIVITIES
Net cash provided by operating activities	$847	$613	$1,466	$1,117

INVESTING ACTIVITIES
Property additions	(531)	(377)	(801)	(597)
Acquisitions, net of cash acquired	(85)	—	(85)	—
Proceeds from the sale of assets	6	36	21	64
Proceeds from sale of emission allowances	29	—	30	—
Sale of short-term investments	802	727	1,101	911
Purchase of short-term investments	(611)	(759)	(1,053)	(970)
(Increase) decrease in restricted cash	(7)	19	17	(19)
Decrease (increase) in debt service reserves and other assets	73	(28)	88	(13)
Other investing	(10)	7	(15)	1
Net cash used in investing activities	(334)	(375)	(697)	(623)

FINANCING ACTIVITIES
Issuance of recourse debt	6	491	6	491
Issuance of non-recourse debt and other coupon bearing securities	951	1,234	1,509	1,489
Repayments of recourse debt	(115)	(809)	(258)	(809)
Repayments of non-recourse debt and other coupon bearing securities	(1,248)	(1,542)	(2,064)	(1,756)
Payments for deferred financing costs	(10)	(65)	(10)	(81)
Distributions to minority interests	(47)	(54)	(126)	(82)
Contributions from minority interests	9	2	9	3
Issuance of common stock	16	4	20	7
Other financing	(2)	(2)	(4)	(3)
Net cash used in financing activities	(440)	(741)	(918)	(741)
Effect of exchange rate changes on cash	27	(28)	32	(12)

Total increase (decrease) in cash and cash equivalents	100	(531)	(117)	(259)
Cash and cash equivalents, beginning	1,281	1,663	1,281	1,663
Cash and cash equivalents, ending	$1,381	$1,132	$1,164	$1,404

Note 1: June 30, 2004 and September 30, 2004 have been restated.

Note 2: The Company includes components of the cash flows for its discontinued operations within the Consolidated Statements of Cash Flows (“Cash Flow Statement”) in operating, investing and financing activities. A separate line entitled “Decrease in cash and cash equivalents of discontinued operations and businesses held for sale” was previously presented on the face of the Cash Flow Statement in order to reconcile to the Company’s cash balance on the face of the Consolidated Balance Sheets, which excludes cash from discontinued operations. As part of the restatement, the Company has changed its presentation to include the net change in cash balances for discontinued operations as a component of net cash from operating activities. The result of this reclassification increased net cash from operating activities by $4 million, $66 million and $85 million for the years ended December 31, 2004, 2003 and 2002, respectively. Net cash from operating activities increased $3 million and $8 million for the six months ended June 30, 2004 and nine months ended September 30, 2004, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: January 19, 2006	By:	/s/ Cathy M. Freeman
Name: Cathy M. Freeman
Title: Vice President and Corporate Controller

EXHIBIT INDEX

No.	Description
99.1	Press Release dated January 19, 2006